UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported)      April 25, 2005
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                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  1-8267                            11-2125338
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         (Commission File Number)      (I.R.S. Employer Identification No.)

      301 Merritt Seven, Norwalk, CT                   06851
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(Address of Principal Executive Offices)            (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

       |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       EMCOR Group, Inc. (the "Company") entered into a severance agreement with each of the following executive officers: Sheldon I. Cammaker, Executive Vice President and General Counsel, Leicle E. Chesser, Executive Vice President and Chief Financial Officer, R. Kevin Matz, Senior Vice President - Shared Services and Mark A. Pompa, Senior Vice President, Chief Accounting Officer and Treasurer (each an "Executive Officer") on April 25, 2005. The form of severance agreement entered into with such Executive Officers is attached hereto as Exhibit 10.1 (the "Executive Severance Agreement"), the terms of which are hereby incorporated herein by reference. On such date, the Company also entered into a severance agreement with its Chairman of the Board and Chief Executive Officer, Frank T. MacInnis (the "MacInnis Severance Agreement"). A copy of such MacInnis Severance Agreement is attached hereto as Exhibit 10.2, the terms of which are hereby incorporated herein by reference.

       Among other things, the Executive Severance Agreements provide that if the applicable Executive Officer's employment is terminated by the Company without Cause (as that term is defined in the Executive Severance Agreement) or if he terminates his employment for Good Reason (as that term is defined in the Executive Severance Agreement), he will be entitled to receive, in eight equal quarterly installments commencing with the date of termination, an aggregate amount equal to twice his base salary in effect immediately prior to the occurrence of the event or circumstance upon which the termination is based. In addition, he will be entitled to receive all unpaid amounts in respect of his bonus for any calendar year ended before the date of termination and an amount equal to his target bonus for the year in which his termination takes place multiplied by a fraction the numerator of which is the number of days in the calendar year in which the termination occurs that he was employed by the Company and the denominator of which is 365. He will also be entitled for a period of 18 months from the date of termination, at the Company's expense, to coverage for himself (and, to the extent applicable, his eligible dependents) under the Company's medical, dental and hospitalization insurance plans and for a period of 12 months from the date of termination, at the Company's expense, to coverage under the Company's group life and accidental death and dismemberment insurance plans; provided if he is provided with comparable coverage by a successor employer any such coverage by the Company shall cease. No severance benefits are payable under the Executive Severance Agreement if benefits are payable to the applicable Executive Officer under the change of control agreement which the Executive Officer has with the Company.

       The MacInnis Severance Agreement provides Mr. MacInnis with the same benefits contained in the Executive Severance Agreements if his employment with the Company is terminated; however, the definition of "Good Reason" in the MacInnis Severance Agreement includes as a Good Reason termination "any reduction by the Company of the executive officers' authority, duties or responsibilities or his removal from his current position."

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

        Exhibit Number                        Description of Exhibits
        --------------                        -----------------------

             10.1                  Form of Executive Severance Agreement


             10.2                  Severance Agreement between the Company and
                                   Frank T. MacInnis




                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EMCOR GROUP, INC.



Date:  April 25, 2005                           By: /s/ Sheldon I. Cammaker
                                                --------------------------------
                                                Name:  Sheldon I. Cammaker
                                                Title: Executive Vice President
                                                       and General Counsel

                                  EXHIBIT INDEX

        Exhibit Number                        Description of Exhibits
        --------------                        -----------------------

             10.1                  Form of Executive Severance Agreement


             10.2                  Severance Agreement between the Company and
                                   Frank T. MacInnis